Exhibit 10.31

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Third Amendment”), dated as of December 16, 2021, is executed and delivered by ZEROFOX, INC. (“Borrower”), Borrower’s subsidiaries, RBP FINANCIAL SERVICES, LLC, ZEROFOX CHILE HOLDINGS, LLC, ZEROFOX INDIA HOLDING, LLC, and VIGILANTEATI, INC., a Delaware corporation (each a “Guarantor” and, collectively, “Guarantors”; Borrower and Guarantors are each a “Loan Party” and, collectively, “Loan Parties”) and STIFEL BANK (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a. Bank and Loan Parties are parties to that certain Loan and Security Agreement dated as of January 7, 2021, as amended by the First Amendment and Joinder to Loan and Security Agreement dated as of June 7, 2021, the Waiver dated as of August 27, 2021, and the Second Amendment and Waiver to Loan and Security Agreement dated as of December 8, 2021, each among Loan Parties and Bank (as so amended, the “Existing Loan Agreement”).

b. From and after the date hereof, Loan Parties and Bank desire to amend the terms and provisions of the Existing Loan Agreement as provided herein, and the Existing Loan Agreement, as supplemented by this Third Amendment, and as hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2. Amendment. The Loan Agreement is hereby amended as follows:

(a) Section 6.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

6.13 Minimum Equity Event.

(a) [Reserved]

(b) Unless Borrower has achieved de-SPAC status on or prior to September 30, 2022, Borrower shall have received, on or before September 30, 2022, New Equity of not less than Ten Million Dollars ($10,000,000) from investors acceptable to Bank.

3. Release.

(a) Loan Parties acknowledge that Bank would not enter into this Third Amendment without Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under the Loan Agreement, Loan Parties hereby absolutely discharge and release Bank, any person or entity that has obtained any interest from Bank under the Loan Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents, and attorneys from any known or unknown claims which Loan Parties now have against Bank of any nature, including any claims that Loan Parties, their successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort, or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Agreement or the transactions contemplated thereby.

(b) The provisions, waivers, and releases set forth in this Section are binding upon Loan Parties’ shareholders, members, agents, employees, assigns, and successors in interest. The provisions, waivers, and releases of this Section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns, and successors in interest.

(c) Loan Parties warrant and represent that Loan Parties are the sole and lawful owners of all right, title and interest in and to all of the claims released hereby, and Loan Parties have not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Loan Parties shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

(d) The provisions of this Section shall survive payment in full of the Obligations, full performance of all of the terms of this Third Amendment and the Loan Agreement, and/or Bank’s actions to exercise any remedy available under the Loan Agreement or otherwise.

4. No Course of Dealing; Strict Performance. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Loan Parties of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5. Ratification; No Amendment. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Third Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.

6. Representations and Warranties; No Event of Default. Loan Parties hereby represent and warrant to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Third Amendment is the legally valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, (b) each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) to the extent required under the Loan Agreement, and (c) no Event of Default has occurred and is continuing.

7. Counterparts; Facsimile and other Electronic Transmission. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Receipt of an executed signature page to this Third Amendment by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Third Amendment maintained by Bank shall be deemed to be originals.

8. Conditions to Effectiveness. As a condition to the effectiveness of this Third Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Third Amendment, duly executed by Loan Parties;

(b) written evidence that Borrower has received proceeds of at least $5,000,000 from the issuance of subordinated PIK Promissory Notes to investors identified to and approved by Bank prior to the effectiveness hereof;

(c) a subordination agreement with respect to the PIK Promissory Notes described in clause (b) above;

(d) payment of all Bank Expenses, including Bank’s expenses for the documentation of this Third Amendment and any related documents, which may be debited from Borrower’s accounts; and

(e) such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate.

9. Governing Law. This Third Amendment shall be deemed to have been made under and shall be governed by the laws of the State of New York (without regard to choice of law principles except as set forth in Section 5-1401 of the New York General Obligations Law) in all respects, including matters of construction, validity and performance, and none of its terms or provisions may be waived, altered, modified or amended except as Bank may consent thereto in a writing duly signed for and on its behalf.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date fast above written.

BORROWER:

ZEROFOX, INC.

By:	/s/ James C. Foster
Name: James C. Foster
Title: Chief Executive Officer and President

GUARANTORS:

RBP FINANCIAL SERVICES, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

ZEROFOX CHILE HOLDINGS, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

ZEROFOX INDIA HOLDING, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

VIGILANTE ATI, INC.

By:	/s/ James C. Foster
Name: James C. Foster
Title: Chief Executive Officer and President

[Signature Page to Third Amendment]

BANK:

STIFEL BANK

/s/ James C. Binz
By: James C. Binz
Title: Executive Vice President

[Signature Page to Third Amendment]